NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS
TO: FROM: DATE: RE:	U. S. Securities and Exchange Commission Nationwide Life Insurance Company ("Nationwide") April 9, 2024 MFS Variable Account ("Registrant") File No. 811-02662
Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2023, have been distributed to contract owners.
Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.
Fund	CIK Number
Massachusetts Investors Growth Stock Fund: Class A	0000063090
Massachusetts Investors Trust: Class A	0000063091
MFS Income Fund - Class A	0000819673
MFS U.S. Government Money Market Fund	0000063068
MFS(R) Corporate Bond Fund: Class A	0000063075
MFS(R) Growth Fund: Class A	0000798250
MFS(R) High Income Fund: Class A	0000225604
MFS(R) Research Fund: Class A	0000200489
MFS(R) Total Return Fund: Class A	0000200489
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I	0000353905
Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at nfscomp@nationwide.com.
Thank you.
Home Office: One Nationwide PlazaNationwide Insurance
Columbus, Ohio 43215-2220Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies